Prospectus Supplement

December 7, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 30, 2015

Global Strategist Portfolio
Mid Cap Growth Portfolio

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus dated March 4, 2015

Global Multi-Asset Income Portfolio

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Prospectuses dated April 30, 2015

Global Strategist Portfolio
Mid Cap Growth Portfolio
(Class C)

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus dated May 5, 2015

Global Multi-Asset Income Portfolio
(Class C)

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus dated May 12, 2015

Global Strategist Portfolio
(Class IS)
(each, a "Portfolio")

The section of each Portfolio's Prospectus entitled "Shareholder Information—Pricing of Portfolio Shares" is hereby deleted and replaced with the following:

Pricing of Portfolio Shares

You may buy or sell (redeem) shares of the Portfolio at the NAV next determined for the class after receipt of your order in good order. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the "Pricing Time"). Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Portfolio may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Please retain this supplement for future reference.

  MSIFTSPT1-1215